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                                                                  EXHIBIT 10.3
                                                                  ------------

                                                            CITY NATIONAL BANK
                                                                    OF FLORIDA

CONTINUOUS
GUARANTY

TO:  CITY NATIONAL BANK OF FLORIDA                                 May 4, 1998
     MIAMI, FLORIDA

For value received and to enable PREFERRED HEALTHCARE STAFFING, INC., a Delaware corporation authorized to transact business in the State of Florida, of 10800 Biscayne Blvd., Miami, Florida 33161 (the "Debtor"), to obtain credit from time to time from City National Bank of Florida (the "Bank") the undersigned request(s) the Bank to extend from time to time to the Debtor, such credit as the Bank may deem proper and in consideration of any other credit given, the undersigned hereby guarantee(s) the full and prompt payment of the Bank at maturity and at all times thereafter of any and all indebtedness, liabilities and obligations of every nature and kind of the Debtor to the Bank and every balance and part thereof, and all renewals, extensions and modifications thereof whether now owing or due or which may hereafter from time to time be owing or due and howsoever heretofore or hereafter created or arising or evidenced or acquired.

Guarantors hereby waive demand of payment, protest and notice of protest, on any and all of the aforesaid items. Payments by the guarantors to the Bank, pursuant to this guarantee, shall be made at the main office of the Bank in Miami, Florida inlawful money of the United States, with interest at the highest rate allowable by the law form maturity until paid. Guarantors also agree to pay to the Bank any and all expenses of collection under this guarantee and of items hereby guaranteed, including, but not limited to, attorneys fees and costs, and any such costs and/or fees relative to any appeals or other appellate proceedings or remedies.

The liability hereunder shall in no way be affected or impaired by (and the Bank is hereby expressly authorized to make from time to time without notice to anyone) any sale, pledge, surrender, compromise, release, renewal, extension, indulgence, alteration, exchange, change in, or modification of any said indebtedness, liabilities and obligations, either expressed or implied, or any contract or contracts evidencing any thereof, or any security or collateral therefore. The liability hereunder shall in no way be affected or impaired by any acceptance by the Bank of any security for any of said indebtedeness, liabilities and obligations, or by any disposition of or failure, neglect or omission on the part of the Bank to be realized upon any of said indebtedness, liabilities and obligations, or upon any collateral or security for any or all of said indebtedness, liabilities and obligations, or by any application of payments or credits thereon. The Bank shall have the exclusive right to determine how, when, and what application of payments and credits, if any, shall be made on said indebtedness, liabilities an obligations, or any part of them. In order to hold the undersigned liable hereunder, there shall be no necessity or duty on the part of the Bank to resort at any time for payment to the Debtor, or to any other person on corporation, or to all or any of said indebtedness, liabilities and obligations, or to any collateral or security or property whatsoever.

The Bank is hereby given a lien for the amount of the liability and indebtedness, whether or not due and payable, created by this Guaranty, upon all property and securities now or hereinafter in the possession or custody of the Bank by or for the account of any or all of the guarantors or in which any or all guarantors may have any interest (all remittances and property to be deemed in the possession or custody of the Bank as soon as put in transit to it by mail or carrier) and also upon the balance of any deposit amounts of any or all of the guarantors with the Bank existing from time to time, and the Bank is hereby authorized and empowered, at its option, to appropriate any and all thereof and apply any and all thereof and the proceeds thereof to the payment


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and extinguishment of the liability or indebtedness payable. The Bank is further hereby authorized and empowered, at its option, at any time after the liability and indebtedness hereby created becomes payable, to sell, assign and deliver any securities or property at any time in the possession or custody of the Bank for any or all guarantors or in which any or all guarantors may have any interest at any broker's board or at public or private sale, for cash, credit or for future delivery, all at the option of the Bank, without further advertisement or notice of sale and without notice to any or all guarantors of intention to sell, which rights of guarantors are hereby expressly waived. Upon any sales at public auction or brokers board, the Bank may bid for and purchase the whole or any part of the securities or property sold free of any right of redemption which any and all guarantors hereby waive and release.

     Notwithstanding the death or insanity of any of the guarantors, this Guaranty shall be binding upon their respective heirs, personal representatives and estate with respect to the aforementioned items coming into existence after such death or insanity and until actual receipt by the Bank of written notice thereof from the legal representatives of any such guarantor. This Guaranty shall continue in full force and be binding upon each guarantor notwithstanding the death or insanity or release of any other guarantor. The bankruptcy or insolvency of any guarantor shall not affect the obligations of the other guarantors hereunder. The obligations hereof shall survive the death of any or all the guarantors and shall be binding upon the heirs, personal representatives and estate of any or all guarantors and upon any surviving guarantor for all the aforesaid items coming into existence after any such death, the same as if such death had not occurred.

     In the event a limited amount is guaranteed herewith, the granting of credit from time to time by the Bank to said Debtor in excess of such amount of this Guaranty and without notice to the undersigned is hereby also authorized and shall in no way affect or impair this Guaranty. All diligence in collection, and all presentment for payment, demand, protest and notice as to any and everyone of dishonor and of default and non-payment and of the creation and existence of any and all of said indebtedness, liabilities and obligations, and of any security and collateral therefore, and of the acceptance of this Guaranty and of any and all extensions of credit and indulgence hereunder, are hereby expressly waived.

     No act or commission or omission of any kind or at any time by the Bank shall affect or impair this Guaranty.

     Guarantors hereby agree that their obligations hereunder shall be absolute and primary and shall be complete and binding upon each guarantor upon this Guaranty being executed by him and subject to no oral statements or conditions, precedent or otherwise

     In case of death, dissolution, liquidation, failure, insolvency or bankruptcy of the Debtor, all of said indebtedness, liabilities and obligations to the extent of the amount of this Guaranty shall, at the option of the Bank, become immediately due from and be forthwith paid by the undersigned to the Bank, the same as though said debts, liabilities and obligations had matured by lapse of time.

     This Guaranty shall be a continuing, absolute and unconditional
Guaranty and shall remain In full force and effect until written notice of its discontinuance shall actually be received by the Bank, and also until any and all of said Indebtedness, liabilities and obligations created before receiving such notice of discontinuance shall be fully paid.

     The undersigned guarantors agree that it is contemplated that from time to time, the Bank may extend future increases of credit to the Debtor or new loans to the Debtor after the original obligation guaranteed hereunder has been paid and guarantors agree that this Guaranty shall remain in full force and effect as to such future increases or new obligations until and unless a termination of this Guaranty is furnished in writing to the Bank.

     The undersigned guarantors jointly and severally authorize the Bank to retain this Guaranty, and this Guaranty shall remain in full force and effect for a period of four months from the date that written notice of its discontinuance is receive by the Bank.

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The undersigned guarantors jointly and severally further covenant that if any party liable under this Guaranty or on the guaranteed debt shall file a petition in bankruptcy, or if a petition in bankruptcy be filed against them, or if a receiver or trustee be appointed as to their financial affairs, the Bank may retain this Guaranty and this Guaranty shall remain in full force and effect until such time as the applicable statute of limitations shall have run against any such trustee in bankruptcy, receiver or other trustee who may have some claim against the Bank arising out of, under or related to any payments made by the guarantor(s) or debtor(s).

In the event the Bank refunds or returns any monies received by it under the guaranteed debt or under this Guaranty, either voluntarily, through court action, or otherwise, the guarantors jointly and severally agree to remain liable hereunder and their liability shall be reinstated as to the amount so refunded or returned, notwithstanding the fact that this Guaranty and/or the evidence of indebtedness is or may have been returned to the guarantors, or is cancelled.

The death or dissolution of the undersigned, or either, or any of them shall not terminate this Guaranty until written notice of such death or dissolution shall have been actually received by the Bank, and also until all of said indebtedness, liabilities and obligations created before receiving such notice shall be fully paid. And, in the event of the termination of this Guaranty in a manner and at the time aforesaid in respect to one or more but less than all of the undersigned by reason of death or dissolution, this Guaranty shall, notwithstanding, still continue and remain in full force against the survivor or survivors of the undersigned, until discontinued in the manner hereinbefore provided.

This Guaranty shall be governed by and construed in accordance with the laws of Florida. The undersigned waives all rights which they may have under the Homestead or similar laws of the State of Florida or any other state law. Except as provided in any other written agreement now or at any time hereafter in force between Bank and the undersigned, this Guaranty shall constitute the entire agreement the undersigned with Bank with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon lender unless expressed herein.

The obligation of the guarantors hereunder shall be several and also joint, each with all or with any one or more of the others, and may be enforced against each separately or against any two or more jointly, or against some separately and some jointly, and shall inure to the benefit of the Bank, its successors, legal representatives and assigns. It is specifically intended that this Guaranty is to Guaranty the indebtedness to the Bank regardless of any change in the composition of the borrowing entity.

WAIVER OF JURY TRIAL: GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY. GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. GUARANTOR ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER THE LOAN(S) WHICH THIS GUARANTY APPLIES,
BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.


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    IN WITNESS WHEREOF, __________ have hereunto set _______ hand _________
and seal _________ the day and year above written.



SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:


                                   PREFERRED EMPLOYERS HOLDINGS, INC.



/s/                                   By: /s/ William R. Dresback        (SEAL)
---------------------------           --------------------------------
                                      William R. Dresback, Senior Vice President


                                                                         (SEAL)
---------------------------           --------------------------------

    Notwithstanding any provision contained herein to the contrary, this Continuous Guaranty shall expire upon the full payment of all monies owed to City National Bank by Preferred Healthcare Staffing, Inc. as evidenced by that Promissory Note and Security Agreement dated April 27, 1998.





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